                                                                  EXECUTION COPY


================================================================================



                  SECOND AMENDED AND RESTATED TRUST AGREEMENT

                         Dated as of December 29, 2000

                                     among

                           FEDERAL-MOGUL CORPORATION,

          THE SUBSIDIARIES OF FEDERAL-MOGUL CORPORATION PARTIES HERETO

                                      and

                           FIRST UNION NATIONAL BANK,
                                   as Trustee



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
PREAMBLE.....................................................................................................   1


DECLARATION OF TRUST:........................................................................................   4


SECTION 1.     DEFINED TERMS..................................................................................  5

         1.1   Definitions....................................................................................  5

SECTION 2.     ACCELERATION OF SECURED OBLIGATIONS............................................................ 12

         2.1   Notices of Acceleration........................................................................ 12
         2.2   General Authority of the Trustee over the Collateral........................................... 13
         2.3   Right to Initiate Judicial Proceedings......................................................... 13
         2.4   Right to Appoint a Receiver.................................................................... 13
         2.5   Exercise of Powers; Instructions of Required Secured Parties and Required Other
               Collateral Secured Parties..................................................................... 14
         2.6   Remedies Not Exclusive......................................................................... 14
         2.7   Waiver and Estoppel............................................................................ 15
         2.8   Limitation on Trustee's Duty in Respect of Collateral.......................................... 15
         2.9   Limitation by Law.............................................................................. 16
         2.10  Rights of Secured Parties under Secured Instruments............................................ 16

SECTION 3.     COLLATERAL ACCOUNT; DISTRIBUTIONS.............................................................. 16

         3.1   The Collateral Account......................................................................... 16
         3.2   Control of Collateral Account.................................................................. 17
         3.3   Investment of Funds Deposited in Collateral Account............................................ 17
         3.4   Application of Moneys.......................................................................... 17
         3.5   Application of Moneys Distributable to Public Debt Trustee and Surety Parties.................. 20
         3.6   Trustee's Calculations......................................................................... 21
         3.7   Pro Rata Sharing............................................................................... 21

SECTION 4.     AGREEMENTS WITH TRUSTEE........................................................................ 21

         4.1   Delivery of Secured Instruments................................................................ 21
         4.2   Information as to Secured Parties, Administrative Agent and Public Debt Trustee................ 22
         4.3   Compensation and Expenses...................................................................... 22
         4.4   Stamp and Other Similar Taxes.................................................................. 23
         4.5   Filing Fees, Excise Taxes, Etc................................................................. 23
         4.6   Indemnification................................................................................ 23
         4.7   Trustee's Lien................................................................................. 24

         4.8   Further Assurances............................................................................. 24

SECTION 5.     THE TRUSTEE.................................................................................... 24

         5.1   Acceptance of Trust............................................................................ 24
         5.2   Exculpatory Provisions......................................................................... 24
         5.3   Delegation of Duties........................................................................... 25
         5.4   Reliance by Trustee............................................................................ 25
         5.5   Limitations on Duties of Trustee............................................................... 26
         5.6   Moneys to be Held in Trust..................................................................... 27
         5.7   Resignation and Removal of the Trustee......................................................... 27
         5.8   Status of Successor Trustee.................................................................... 28
         5.9   Merger of the Trustee.......................................................................... 28
         5.10  Co-Trustee; Separate Trustee................................................................... 28
         5.11  Treatment of Payee or Indorsee by Trustee; Representatives of Secured Parties.................. 30

SECTION 6.     MISCELLANEOUS.................................................................................. 30

         6.1   Notices........................................................................................ 30
         6.2   No Waivers..................................................................................... 31
         6.3   Amendments, Supplements and Waivers............................................................ 31
         6.4   Headings....................................................................................... 32
         6.5   Severability................................................................................... 32
         6.6   Successors and Assigns......................................................................... 32
         6.7   Currency Conversions........................................................................... 32
         6.8   Governing Law.................................................................................. 32
         6.9   Counterparts................................................................................... 32
         6.10  Termination.................................................................................... 32
         6.11  New Obligors................................................................................... 33
         6.12  Inspection by Regulatory Agencies.............................................................. 33
         6.13  Confidentiality................................................................................ 34
         6.14  Submission to Jurisdiction; Waivers............................................................ 34
         6.15  WAIVERS OF JURY TRIAL.......................................................................... 34


EXHIBITS

         A     Form of Notice of Acceleration
         B     Form of Assumption Agreement

          SECOND AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 29, 2000, among FEDERAL-MOGUL CORPORATION, a Michigan corporation (the "Company"),
                                                                    -------
the subsidiaries of the Company from time to time parties hereto (together with the Company, the "Obligors") and FIRST UNION NATIONAL BANK, a national banking
                  --------
association, as trustee (the "Trustee").
                              -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company, the Obligors and the Trustee are parties to the Amended and Restated Trust Agreement, dated as of February 24, 1999 (the "Existing First Union Trust Agreement");
 ------------------------------------

          WHEREAS, the Existing First Union Trust Agreement provides for the Trustee to hold the Trust Security Documents and the Collateral provided for therein as security for the Obligations (such capitalized terms being used as defined in the Existing First Union Trust Agreement); and

          WHEREAS, the Credit Agreement (as defined in the Existing First Union Trust Agreement) is being amended and restated in its entirety pursuant to the Credit Agreement (as defined below), and it is a condition precedent to the effectiveness of such amendment and restatement that the Existing First Union Trust Agreement be amended and restated to reflect such amendment and restatement of the Credit Agreement and to provide that certain Hedge Agreements, certain Surety Bond Obligations and certain Cash Management Obligations be secured by security interests in the Collateral;

          NOW, THEREFORE, pursuant to subsection 6.3(a) of the Existing First Union Trust Agreement, the Existing First Union Trust Agreement is hereby amended and restated in its entirety as follows:

                             DECLARATION OF TRUST:

          In order to secure the payment of the Secured Obligations (such term and certain other capitalized terms used hereinafter being defined in subsection 1.1) and in consideration of the premises and the mutual agreements set forth herein, the Trustee does hereby declare that it holds and will hold as trustee in trust under this Trust Agreement all of its right, title and interest in, to and under the Trust Security Documents and the collateral granted to the Trustee thereunder whether now existing or hereafter arising (and the Obligors do hereby consent thereto).

          TO HAVE AND TO HOLD the Trust Security Documents and the entire Collateral (the right, title and interest of the Trustee in the Trust Security Documents and the Collateral being hereinafter referred to as the "Trust
                                                                   -----
Estate") unto the Trustee and its successors in trust under this Trust Agreement
------
and its assigns forever.

          IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and for the enforcement of the payment of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Trust Agreement, each of the Secured Instruments and each of the Trust Security Documents.

          PROVIDED, HOWEVER, that these presents are upon the condition that if the Obligors, their successors or assigns, shall satisfy the conditions set forth in subsection 6.10, then this Trust Agreement, and the estates and rights hereby assigned, shall cease, determine and be void; otherwise they shall remain and be in full force and effect.

          IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth.

                                  SECTION 1.

                                 DEFINED TERMS

          1.1  Definitions. (a) Unless otherwise defined herein, terms defined
          ----------------
  in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          (b) The following terms shall have the respective meanings set forth below:

          "Administrative Agent" shall mean The Chase Manhattan Bank, in its
           --------------------
     capacity as Administrative Agent under the Credit Agreement, and any successor Administrative Agent appointed thereunder.

          "Borrower" shall mean any Borrower referred to in the Credit
           --------
     Agreement.

          "Cash Equivalents" shall mean (i) securities with maturities of one
           ----------------
     year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (ii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (iii) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (iv) commercial paper of a domestic issuer rated at least A-2 by Standard & Poor's Rating Services ("S&P") or P-2 by Moody's Investors
                                            ---
     Service, Inc. ("Moody's"), (v) securities with maturities of one year or
                     -------
     less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's (or an equivalent rating for such foreign securities), (vi) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (ii) of this definition or (vii) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (i) through (vi) of this definition.

          "Cash Management Obligations": all obligations and liabilities of the
           ---------------------------
     Company and its Subsidiaries (whether directly or as a guarantor) owed to any Lender, any Lender Affiliate or the Administrative Agent arising under or in connection with treasury, depositary and cash management services or arrangements or in connection with any automated clearinghouse transfer of funds services or arrangements.

          "Collateral" shall mean, collectively, all collateral in which the
           ----------
     Trustee is granted a security interest pursuant to any Trust Security Document.

          "Collateral Account" shall have the meaning assigned in subsection
           ------------------
     3.1.

          "Credit Agreement" shall mean the Fourth Amended and Restated Credit
           ----------------
     Agreement, dated as of December 29, 2000, among the Company, the Foreign Subsidiary Borrowers parties thereto, the Lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

          "Credit Agreement Obligations" shall mean, collectively, (i) (a) the
           ----------------------------
     unpaid principal of and interest on the Loans, the Reimbursement Obligations and all other obligations and liabilities of the Borrowers to the Administrative Agent or any Lender (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans outstanding thereunder and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Trust Agreement, any Notes, any Letter of Credit or any other Loan Document or any other document made, delivered or given in connection therewith, (b) all obligations and liabilities of the Company or any of its Subsidiaries to any Lender or Lender Affiliate (including, without limitation, interest accruing at the then applicable rate provided in any Secured Hedge Agreement after the maturity of any amount payable thereunder and interest accruing at the then applicable rate provided in any Secured Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any of its Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Secured Hedge Agreement or any document made, delivered or given in connection therewith, and (c) all Cash Management Obligations, in each case whether the obligations and liabilities described in any of the foregoing clauses (a), (b) or (c) are on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders or Lender Affiliates that are required to be paid by the Company or any of its Subsidiaries pursuant to the terms of any of the foregoing agreements) and (ii) the Guarantor Credit Agreement Obligations.

          "Distribution Date" shall mean each date fixed by the Trustee for a
           -----------------
     distribution to the Secured Parties of funds held in the Collateral Account, the first of which shall be within 120 days after the Trustee receives a Notice of Acceleration and the remainder of which shall be monthly thereafter on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month) provided that if any such day is not a business day, such Distribution Date shall be the next business day.

          "First Priority Secured Obligations":  without duplication, (a) with
           ----------------------------------
     respect to the Company, all Credit Agreement Obligations owing (i) under the Credit Agreement and the other Loan Documents to the Lenders in respect of the New Money Facilities in an aggregate principal amount not exceeding $375,000,000 and (ii) to any Lender, or any Lender Affiliate, in respect of any Specified Hedge Agreement; provided, that the maximum amount of First
                                    --------
     Priority Secured Obligations relating to any Specified Hedge Agreement shall not exceed the Hedge Agreement Cap Amount relating to such Specified Hedge Agreement; and (b) with respect to each Obligor other than the Company, such Obligor's Guarantor Credit Agreement Obligations owing (i) under the Subsidiary Guarantee and the other Loan Documents to the Lenders in respect of the New Money Facilities in an aggregate principal amount not exceeding $375,000,000 and (ii) to any Lender, or any Lender Affiliate, in respect of any Specified Hedge Agreement; provided, that the maximum amount
                                               --------
     of First Priority Secured Obligations relating to any Specified Hedge Agreement shall not exceed the Hedge Agreement Cap Amount relating to such Specified Hedge Agreement.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
     state, or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantor Credit Agreement Obligations" shall mean, with respect to
           --------------------------------------
     any Obligor other than the Company, all obligations and liabilities of such Obligor which may arise under or in connection with the Subsidiary Guarantee to which it is a party or any Trust Security Document or other Loan Document to which such Obligor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the Lenders that are required to be paid by such Obligor pursuant to the terms of any Trust Security Document or any other Loan Document).

          "Guarantor Surety Bond Obligations" shall mean with respect to any
           ---------------------------------
     Obligor, all obligations and liabilities of such Obligor which may arise under or in connection with any Surety Bond Guarantee to which such Obligor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Surety Party that are required to be paid by such Obligor pursuant to the terms of any Surety Bond Document).

          "Hedge Agreement Basket Amount" shall mean, initially $5,000,000, as
           -----------------------------
     such amount may be increased pursuant to Section 15.19 of the Credit Agreement.

          "Hedge Agreement Cap Amount" shall mean, in respect of any Specified
           --------------------------
     Hedge Agreement, an amount equal to the amount of the Hedge Agreement Basket Amount allocated to such Specified Hedge Agreement in the manner provided in Section 15.19 of the Credit Agreement.

          "Holder Representative" shall mean (i) in respect of the Public Debt
           ---------------------
     Obligations, the relevant Public Debt Trustee, (ii) in respect of the Credit Agreement Obligations, the Administrative Agent and (iii) in respect of the Surety Bond Obligations, the relevant Surety Party.

          "Holders" shall mean the holders of the Public Debt Obligations
           -------
     (including, when the context permits, the relevant Public Debt Trustee acting on behalf of such holders).

          "Lender" shall mean any Lender referred to in the Credit Agreement.
           ------

          "New Money Facilities":  the collective reference to the Supplemental
           --------------------
     Revolving Credit Facility and the Tranche C Term Loans.

          "1994 Indenture" shall mean the Indenture, dated as of August 12,
           --------------
     1994, between the Company and U.S. Bank Trust National Association, as successor to Continental Bank, as trustee, as amended, supplemented or otherwise modified from time to time.

          "1994 Public Debt Securities" shall mean the securities issued under
           ---------------------------
     the 1994 Indenture.

          "1998 Public Debt Securities" shall mean the securities issued under
           ---------------------------
     the 1998 Supplemental Indenture.

          "1998 Supplemental Indenture" shall mean the First Supplemental
           ---------------------------
     Indenture, dated June 30, 1998, to the Indenture, dated as of June 29, 1998, among the Company, certain of its subsidiaries, and The Bank of New York, as trustee, as amended, supplemented or otherwise modified from time to time.

          "1999 Indenture" shall mean the Indenture, dated as of January 20,
           --------------
     1999, among the Company, certain of its subsidiaries, and The Bank of New York, as trustee, as amended, supplemented or otherwise modified from time to time.

          "1999 Public Debt Securities" shall mean the securities issued under
           ---------------------------
     the 1999 Indenture.

          "Notice of Acceleration" shall mean a written notice delivered to the
           ----------------------
     Trustee by the Administrative Agent with respect to Credit Agreement Obligations, by the relevant Public Debt Trustee with respect to Public Debt Obligations or by the relevant Surety Party in respect of Surety Bond Obligations, stating that (a) the Credit Agreement Obligations or the Public Debt Obligations, as the case may be, have not been paid in full at the stated final maturity thereof and any applicable grace period has expired or (b) a default has occurred under the provisions of the relevant Secured Instrument and, as a result thereof, all Credit Agreement Obligations of the type described in clause (i)(a) of the definition of "Credit Agreement Obligations" in this Section 1.1 or all Surety Bond Obligations, as the case may be, outstanding under such Secured Instrument have become immediately due and payable and have not been paid. Each Notice of Acceleration shall be in substantially the form of Exhibit A to this Trust Agreement.

          "Obligors" shall have the meaning assigned in the preamble hereto.
           --------

          "Opinion of Counsel" shall mean an opinion in writing signed by legal
           ------------------
     counsel satisfactory to the Trustee, who may be counsel regularly retained by the Trustee.

          "Other Collateral" shall mean all Collateral other than Shared
           ----------------
     Collateral.

          "Other Collateral Sub-Account" shall have the meaning assigned in
           ----------------------------
     subsection 3.1 of this Trust Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in
           --------
     Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "Public Debt Indenture" shall mean each of the 1994 Indenture, the
           ---------------------
     1998 Supplemental Indenture and the 1999 Indenture.

          "Public Debt Obligations" shall mean the unpaid principal of, and
           -----------------------
     premium, if any, and interest on, the Public Debt Securities (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the Public Debt Securities after the maturity of the Public Debt Securities and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

          "Public Debt Securities" shall mean the collective reference to the
           ----------------------
     1994 Public Debt Securities, the 1998 Public Debt Securities and the 1999 Public Debt Securities.

          "Public Debt Trustee" shall mean (i) U.S. Bank Trust National
           -------------------
     Association First Trust National Association, as successor to Continental Bank, as trustee under the 1994 Indenture, and any successor trustee appointed under the 1994 Indenture, (ii) The Bank of New York, as trustee under the 1998 Supplemental Indenture, and any successor trustee appointed under the 1998 Supplemental Indenture, and (iii) The Bank of New York, as trustee under the 1999 Indenture, and any successor trustee appointed under the 1999 Indenture, in each case acting jointly or individually, as the context shall require.

          "Required Other Collateral Secured Parties" shall mean, as of a
           -----------------------------------------
     particular date, Secured Parties holding (or representing) more than 50% of the aggregate principal amount of the Credit Agreement Obligations and Surety Bond Obligations outstanding on such date. For the purpose of this definition the Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations.

          "Required Secured Parties" shall mean, as of a particular date,
           ------------------------
     Secured Parties holding (or representing) more than 50% of the aggregate principal amount of the Secured Obligations outstanding under the Secured Instruments on such date. For the purpose of this definition (i) the Public Debt Trustee under each Public Debt Indenture shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Public Debt Obligations outstanding under such Public Debt Indenture in accordance with the terms thereof, (ii) the Administrative Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, the Credit Agreement Obligations, (iii) the amount of the Credit Agreement Obligations shall include (A) the undrawn face amount of, and any unreimbursed drawings under, any Letter of Credit issued under the Credit Agreement and (B) the Hedge Agreement Cap Amount with respect to each outstanding Specified Hedge Agreement and (iv) the amount of Surety Bond Obligations shall include the undrawn face amount of, and any unreimbursed drawings under, any Surety Bond.

          "Restatement Date" shall mean December 29, 2000.
           ----------------

          "Secured Hedge Agreements" shall mean, collectively, (i) the Specified
           ------------------------
     Hedge Agreements and (ii) any Hedge Agreement outstanding on the date hereof and described in Schedule X to the Credit Agreement.

          "Secured Instruments" shall mean at any time (i) the Public Debt
           -------------------
     Indentures and the Public Debt Securities, (ii) the Credit Agreement, the Notes and the Subsidiary Guarantees, (iii) any agreements or other instruments governing or evidencing any Secured Hedge Agreement or Cash Management Obligations and (iv) the Surety Bond Documents.

          "Secured Obligations" shall mean, collectively (i) the Public Debt
           -------------------
     Obligations, (ii) the Credit Agreement Obligations, (iii) the Surety Bond Obligations and (iv) all sums payable by the Obligors under this Trust Agreement or any Trust Security Document (including, without limitation, Trustee Fees).

          "Secured Parties" shall mean, collectively (i) the Holders, (ii) the
           ---------------
     Lenders (including Lender Affiliates, to the extent such Lender Affiliates hold Secured Obligations) and the Administrative Agent, (iii) the Surety Parties and (iv) the Trustee.

          "Shared Collateral" shall mean all Collateral constituting "shares of
           -----------------
     capital stock or evidence of Indebtedness of any Restricted Subsidiary" within the meaning of Section 10.09 of the 1994 Indenture, Section 3.1 of the 1998 Supplemental Indenture or Section 3.8 of the 1999 Indenture.

          "Shared Collateral Sub-Account" shall have the meaning assigned in
           -----------------------------
     subsection 3.1 of this Trust Agreement.

          "Specified Hedge Agreement" shall mean any Hedge Agreement that (i) is
           -------------------------
     entered into after the Restatement Date by any Obligor with any Lender or any Lender Affiliate and (ii) is designated as a Specified Hedge Agreement in the manner provided in Section 15.19 of the Credit Agreement.

          "Surety Bond" shall mean each of the Surety Bonds described on
           -----------
     Schedule IX to the Credit Agreement and any amendment or replacement of any thereof that does not increase the amount, or shorten the maturity, of any thereof.

          "Surety Bond Account Party" shall mean, in respect of each Surety
           -------------------------
     Bond, the Company or its Subsidiary or Subsidiaries for the account of which such Surety Bond was issued, as specified on Schedule IX to the Credit Agreement.

          "Surety Bond Documents" shall mean, in respect of each Surety Bond,
           ---------------------
     (i) such Surety Bond and the related contract of indemnity, as any of the foregoing may be amended or replaced, provided, that such amendment or
                                           --------
     replacement does not increase the amount of any Surety Bond or shorten the maturity thereof and (ii) any Surety Bond Guarantee related to such Surety Bond.

          "Surety Bond Guarantee" shall mean any guarantee or contract of
           ---------------------
     indemnity executed and delivered by any Obligor to any Surety Party with respect to obligations owing by the Company or any Subsidiary in respect of any Surety Bond, including, without limitation, the Contracts of Indemnity dated December 29, 2000, as the same may from time to time be amended, modified, supplemented, extended or renewed.

          "Surety Bond Obligations" shall mean, in respect of any Surety Bond,
           -----------------------
     (i) the obligation of the Surety Bond Account Party for the account of which such Surety Bond was issued to reimburse the Surety Party which issued such Surety Bond for any payments made by such Surety Party from time to time under such Surety Bond, together with any interest, fees, indemnities or other amounts payable by such Surety Bond Account Party pursuant to the terms of the Surety Bond Documents relating to such Surety Bond (including, without limitation, to the extent provided by such Surety Bond Documents, interest accruing at the then applicable rate provided in such Surety Bond Documents after the maturity of such reimbursement obligations and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Surety Bond Account Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and (ii) any Guarantor Surety Bond Obligations with respect to such Surety Bond.

          "Surety Party" shall mean, in respect of each Surety Bond, the entity
           ------------
     which issued such Surety Bond, as specified on Schedule IX to the Credit Agreement, and any Person issuing any replacement of such Surety Bond that does not increase the amount, or shorten the maturity, thereof, provided
                                                                     --------
     that the Company shall have delivered to the Trustee the name of such Person and any other relevant information with respect thereto requested by the Trustee.

          "Trust Agreement" shall mean this Second Amended and Restated Trust
           ---------------
     Agreement as the same may from time to time be amended, modified, supplemented, extended or renewed.

          "Trust Effective Date" shall mean March 12, 1998.
           --------------------

          "Trust Estate" shall have the meaning assigned in this Declaration of
           ------------
     Trust in this Trust Agreement.

          "Trust Security Documents" shall mean each of the instruments
           ------------------------
     described in Annex I to this Trust Agreement and each agreement entered into pursuant to clause (ii) of subsection 6.3(b) of this Trust Agreement.

          "Trustee" shall mean First Union National Bank, in its capacity as
           -------
     trustee under the Trust Agreement, and any successor trustee appointed thereunder.

          "Trustee Fees" shall mean all fees, costs and expenses of the Trustee
           ------------
     of the types described in subsections 4.3, 4.4, 4.5 and 4.6.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement, and section and subsection references are to this Trust Agreement unless otherwise specified.

                                  SECTION 2.

                      ACCELERATION OF SECURED OBLIGATIONS

          2.1  Notices of Acceleration. (a) Upon receipt by the Trustee of a
          ----------------------------
Notice of Acceleration, the Trustee shall immediately notify the Company, the Administrative Agent, each Surety Party and each Public Debt Trustee of the receipt and contents thereof. So long as such Notice of Acceleration is in effect, the Trustee shall exercise the rights and remedies provided in this Trust Agreement and in the Trust Security Documents subject to the direction of the Required Secured Parties or the Required Other Collateral Secured Parties, as the case may be, as provided herein. Except as otherwise provided in the last sentence of subsection 2.2, the Trustee is not empowered to exercise any remedy hereunder or thereunder unless a Notice of Acceleration is in effect.

          (b) A Notice of Acceleration delivered by the Administrative Agent, any Surety Party or any Public Debt Trustee shall become effective upon receipt by the Trustee. A Notice of Acceleration, once effective, shall remain in effect unless and until it is cancelled as provided in subsection 2.1(c).

          (c) The Administrative Agent, any Surety Party or any Public Debt Trustee shall be entitled to cancel its own Notice of Acceleration by delivering a written notice of cancellation to the Trustee (i) before the Trustee takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter, if the Trustee believes that all actions it has taken to exercise any remedy or remedies with respect to the Collateral can be reversed without undue difficulty; provided that no Notice of Acceleration shall be cancelled more than
            --------
60 days after it is received by the Trustee. The Trustee shall immediately notify the Company, the Administrative Agent, each Surety Party and each Public Debt Trustee as to the receipt and contents of any such notice of cancellation.

          2.2  General Authority of the Trustee over the Collateral. Each
          ---------------------------------------------------------
Obligor hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Trustee's discretion, subject to subsection 2.1, so long as any Notice of Acceleration is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trust Agreement and the Trust Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Obligor hereby acknowledges that the Trustee shall have all powers and remedies set forth in the Trust Security Documents, subject to subsection 2.1. Notwithstanding the foregoing, so long as no Notice of Acceleration is in effect, the Trustee shall take such actions and exercise such remedies as are permitted by the Trust Security Documents in accordance with the instructions of the Administrative Agent delivered to the Trustee. In the event that, pursuant to the terms of the relevant Trust Security Document or Secured Instrument, the Administrative Agent shall only be entitled to direct the Trustee after the occurrence of an Event of Default, the Administrative Agent shall certify in such direction that an Event of Default has occurred and is continuing.

          2.3  Right to Initiate Judicial Proceedings. If a Notice of
          -------------------------------------------
Acceleration is in effect, the Trustee, subject to the provisions of subsection 2.5(b) and Section 5, (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Trust Agreement and each Trust Security Document and (ii) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

          2.4  Right to Appoint a Receiver. If a Notice of Acceleration is in
          --------------------------------
effect, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Trustee under this Trust Agreement or any Trust Security Document, the Trustee shall, to the extent permitted by law, with notice to the Company but without notice to any party claiming through the Obligors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Secured Obligations, without regard to the then value of the Trust Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the Trust Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Trust Estate be segregated, sequestered and impounded for the benefit of the Trustee and the Secured Parties, and each Obligor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that,
                                                      --------
notwithstanding the appointment of any receiver, the

Trustee shall be entitled to retain possession and control of all cash and Cash Equivalents held by or deposited with it pursuant to this Trust Agreement or any Trust Security Document.

          2.5   Exercise of Powers; Instructions of Required Secured Parties and
          ----------------------------------------------------------------------
Required Other Collateral Secured Parties.  (a)  All of the powers, remedies and
-----------------------------------------
rights of the Trustee as set forth in this Trust Agreement may be exercised by the Trustee in respect of any Trust Security Document as though set forth in full therein and all of the powers, remedies and rights of the Trustee, the Administrative Agent, each Surety Party and each Public Debt Trustee as set forth in any Trust Security Document may be exercised from time to time as herein and therein provided.

          (b) While a Notice of Acceleration is in effect, the Required Secured Parties shall have the right, by one or more instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Trust Agreement or any Trust Security Document; provided that
                                                                   --------
(i) such direction shall not conflict with any provision of law or of this Trust Agreement or of any Trust Security Document, (ii) the Trustee shall be adequately secured and indemnified as provided in subsection 5.4(d) and (iii) any direction in respect of the exercise of rights or remedies in respect of the Other Collateral, and any direction in respect of the Other Collateral Sub-Account, shall be given by the Required Other Collateral Secured Parties. The Trustee shall be entitled to receive a certification from the Administrative Agent as to whether Collateral constitutes Shared Collateral or Other Collateral and in the absence of such certification shall be entitled to treat any Collateral as Shared Collateral unless otherwise directed by a court of competent jurisdiction. Nothing in this subsection 2.5(b) shall impair the right of the Trustee in its discretion to take any action which it deems proper and which is not inconsistent with such direction by the Required Secured Parties or the Required Other Collateral Secured Parties, as the case may be. In the absence of such direction, the Trustee shall have no duty to take or refrain from taking any action unless explicitly required herein.

          (c) If, within 45 days after the Trustee receives a Notice of Acceleration which has not been cancelled, the Trustee shall not have received written directions from the Required Secured Parties or the Required Other Collateral Secured Parties, as the case may be, pursuant to subsection 2.5(b) for the exercise of rights or remedies by the Trustee, the Trustee shall, until the Trustee receives written directions from the Required Secured Parties, or the Required Other Collateral Secured Parties, as the case may be, follow written directions from the Administrative Agent.

          2.6   Remedies Not Exclusive.  (a) No remedy conferred upon or
          ----------------------------
reserved to the Trustee herein or in the Trust Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Trust Security Document or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission by the Trustee to exercise any right, remedy or power hereunder or under any Trust Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Trust

Agreement or any Trust Security Document to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee.

          (c) If the Trustee shall have proceeded to enforce any right, remedy or power under this Trust Agreement or any Trust Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then the Obligors, the Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

          (d) All rights of action and of asserting claims upon or under this Trust Agreement and the Trust Security Documents may be enforced by the Trustee without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Trustee shall be, subject to subsections 5.5(c) and 5.10(b)(ii), brought in its name as Trustee and any recovery of judgment shall be held as part of the Trust Estate.

          2.7   Waiver and Estoppel.  (a) Each Obligor agrees, to the extent it
          -------------------------
may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Trust Agreement or any Trust Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee in this Trust Agreement or any Trust Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided
                                                                       --------
that nothing contained in this subsection 2.7(a) shall be construed as a waiver of any rights of the Obligors under any applicable federal bankruptcy law or state insolvency law.

          (b) Each Obligor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Trust Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Trust Agreement or any Trust Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

          (c) Each Obligor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Trust Security Document) in connection with this Trust Agreement and the Trust Security Documents and any action taken by the Trustee with respect to the Collateral.

          2.8   Limitation on Trustee's Duty in Respect of Collateral.  Beyond
          -----------------------------------------------------------
its duties as to the custody thereof expressly provided herein or in any Trust Security Document and to account to the Secured Parties and the Obligors for moneys and other property received by it hereunder or under any Trust Security Document, the Trustee shall not have any duty to the Obligors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          2.9   Limitation by Law.  All rights, remedies and powers provided in
          -----------------------
this Trust Agreement or any Trust Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Trust Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          2.10  Rights of Secured Parties under Secured Instruments.
          ---------------------------------------------------------
Notwithstanding any other provision of this Trust Agreement or any Trust Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Obligors to pay such Secured Obligation when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument under which such Secured Obligation is outstanding.

                                  SECTION 3.

                       COLLATERAL ACCOUNT; DISTRIBUTIONS

          3.1   The Collateral Account.  On the Trust Effective Date there was
          ----------------------------
established and, at all times thereafter until the trusts created by this Trust Agreement shall have terminated, there shall be maintained with the Trustee at the office of the Trustee's corporate trust division an account which is entitled the "Federal-Mogul Collateral Account" (the "Collateral Account") and
                                                      ------------------
which is comprised of two sub-accounts entitled the "Federal-Mogul Shared Collateral Sub-Account" (the "Shared Collateral Sub-Account") and the "Federal-
                              -----------------------------
Mogul Other Collateral Sub-Account" (the "Other Collateral Sub-Account"),
                                          ----------------------------
respectively. All moneys which are required by this Trust Agreement or any Trust Security Document to be delivered to the Trustee while a Notice of Acceleration is in effect or which are received by the Trustee or any agent or nominee of the Trustee in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Trust Agreement or any Trust Security Document or otherwise, while a Notice of Acceleration is in effect shall be deposited (i) in the Shared Collateral Sub-Account if such moneys are in respect of Shared Collateral or (ii) in the Other Collateral Sub-Account if such moneys are in respect of Other Collateral and, in each case, held by the Trustee as part of the Trust Estate and applied in accordance with the terms of this Trust Agreement. The Trustee shall be entitled to receive a certification from the Company or the Administrative Agent as to whether moneys received by the Trustee are in respect of the Shared Collateral or the Other Collateral, and in the absence of such certification shall hold such moneys in the Shared Collateral Sub-Account. Upon the cancellation of any Notice of Acceleration pursuant to subsection 2.1(c), the Trustee shall (subject to the first sentence of subsection 3.4(a)) cause all funds on deposit in the Collateral Account to be paid over to the Obligors in accordance with their respective interests.

          3.2   Control of Collateral Account.  All right, title and interest in
          -----------------------------------
and to the Collateral Account shall vest in the Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Trustee.

          3.3   Investment of Funds Deposited in Collateral Account.  The
          ---------------------------------------------------------
Trustee shall, at the direction of the Administrative Agent, invest and reinvest moneys on deposit in the Collateral Account at any time in Cash Equivalents. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. The Trustee shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity. In the absence of such directions, the Trustee shall have no obligation to invest or reinvest moneys.

          3.4   Application of Moneys.  (a)  The Trustee shall have the right
          ---------------------------
(pursuant to subsection 4.8) at any time to apply moneys held by it in the Shared Collateral Sub-Account and the Other Collateral Sub-Account to the payment of due and unpaid Trustee Fees without any requirement that such applications be made ratably from such accounts. Furthermore, notwithstanding any other provision of this Trust Agreement or the Trust Security Documents, when taking actions with respect to the Collateral, the Trustee shall not be obligated to maximize the realization by the Secured Parties from the Other Collateral before the Secured Parties realize benefits from the Shared Collateral.

          (b) All remaining moneys held by the Trustee in the Shared Collateral Sub-Account or received by the Trustee with respect to the Shared Collateral while a Notice of Acceleration is in effect shall, to the extent available for distribution (it being understood that the Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.4), be distributed (subject to the provisions of subsections 3.5 and 3.6) by the Trustee on each Distribution Date in the following order of priority (with such distributions being made by the Trustee to the respective Holder Representatives for the Secured Parties entitled thereto as provided in subsection 3.4(e), and each such Holder Representative shall be responsible for insuring that amounts distributed to it are distributed to its Secured Parties in the order of priority set forth below):

          First:  to the Trustee for any unpaid Trustee Fees and then to any
          -----
     Secured Party which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

          Second:  to any Secured Party which has theretofore advanced or paid
          ------
     any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

          Third:  to the Secured Parties in an amount equal to the unpaid
          -----
     principal (or, in the case of Public Debt Obligations that are Original Issue Discount Securities (as defined in the Public Debt Indenture), such portion of the principal amount of such Public Debt Obligations as may be specified by the Public Debt Trustee) and unpaid interest on and other charges, if any, in respect of such Secured Obligations then outstanding whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; provided, that amounts
                                                --------
     distributed pursuant to this clause in respect of Credit Agreement Obligations and Surety Bond Obligations shall be distributed, first, to the
                                                                   -----
     Administrative Agent for application against the First Priority Obligations until the First Priority Obligations are paid in full, and, second, to the
                                                                 ------
     Administrative Agent and the Holder Representatives for the Surety Parties, and if the amount so distributed shall be insufficient to pay all principal, interest and other charges owing in respect of the Credit Agreement Obligations and Surety Bond Obligations, such amount shall be distributed to the Administrative Agent and the Holder Representatives for the Surety Parties ratably (without priority of any one over any other) in proportion to the unpaid amounts of Credit Agreement Obligations and Surety Bond Obligations, respectively;

          Fourth:  to the Secured Parties, amounts equal to all other sums which
          ------
     constitute Secured Obligations, including without limitation the costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Secured Instruments and which constitute Secured Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

          Fifth:  any surplus then remaining shall be paid to the Obligors or
          -----
     their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (c) All remaining moneys held by the Trustee in the Other Collateral Sub-Account or received by the Trustee with respect to the Other Collateral while a Notice of Acceleration is in effect shall, to the extent available for distribution (it being understood that the Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.4), be distributed (subject to the provisions of subsections 3.5 and 3.6) by the Trustee on each Distribution Date in the following order of priority (with such distributions being made by the Trustee to the respective Holder Representatives for the Secured Parties entitled thereto as provided in subsection 3.4(e), and each such Holder Representative shall be responsible for insuring that amounts distributed to it are distributed to its Secured Parties in the order of priority set forth below):

          First:  to the Trustee for any unpaid Trustee Fees and then to any
          -----
     Lender or the Administrative Agent which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under
     Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Lender or the Administrative Agent and for which such Lender or the Administrative Agent has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Lenders and the Administrative Agent in proportion to the unpaid amounts thereof on such Distribution Date;

          Second:  to any Secured Party which has theretofore advanced or paid
          ------
     any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Party in proportion to the unpaid amounts thereof on such Distribution Date;

          Third:  to the Administrative Agent for application against the First
          -----
     Priority Obligations until the First Priority Obligations are paid in full, and, thereafter, to the Administrative Agent and the Holder Representatives for the Surety Parties in an amount equal to the unpaid principal and unpaid interest on and other charges, if any, in respect of Credit Agreement Obligations then outstanding, and all amounts owing in respect of the Surety Bond Obligations then outstanding, in each case whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full then ratably (without priority of any one over any other) to the Administrative Agent and the Holder Representatives in respect of the Surety Bond Obligations in proportion to the unpaid amounts thereof on such Distribution Date;

          Fourth:  to the Administrative Agent and the Holder Representatives in
          ------
     respect of the Surety Bond Obligations, amounts equal to all other sums which constitute Credit Agreement Obligations and Surety Bond Obligations, respectively, including without limitation the costs and expenses of the Surety Parties and the Administrative Agent and the Lenders (and the Lender Affiliates holding any Secured Obligations) and their representatives which are due and payable under the relevant Secured Instruments and which constitute Credit Agreement Obligations and Surety Bond Obligations, respectively, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to the Administrative Agent and the Holder Representatives in respect of the Surety Bond Obligations in proportion to the unpaid amounts thereof on such Distribution Date; and

          Fifth:  any surplus then remaining shall be paid to the Obligors or
          -----
     their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (d) The term "unpaid" as used in clause Third of subsections 3.4(b)
                                                  -----
and 3.4(c) refers:

          (i) in the absence of a bankruptcy proceeding with respect to the relevant Obligor(s), to all amounts of Public Debt Obligations, Credit Agreement Obligations or Surety Bond Obligations, as the case may be, outstanding as of a Distribution Date (and for the purpose of this provision, the amount of the Credit Agreement Obligations then outstanding shall include the undrawn face amount of, and any unreimbursed drawings under, any Letter of Credit issued under the Credit Agreement, the Hedge Agreement Cap Amount with respect to any Specified Hedge Agreement and the aggregate amount of Cash Management Obligations then due and owing, and the amount of Surety Bond Obligations then outstanding shall include the undrawn face amount of, and any unreimbursed drawings under, any Surety
     Bond), and

          (ii) during the pendency of a bankruptcy proceeding with respect to the relevant Obligor(s), to all amounts allowed by the bankruptcy court in respect of Public Debt Obligations, Credit Agreement Obligations or Surety Bond Obligations, as the case may be, as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to subsection 3.5) have not been made in respect thereof.

          (e) The Trustee shall make all payments and distributions under this subsection 3.4: (i) on account of Credit Agreement Obligations to the Administrative Agent, pursuant to directions of the Administrative Agent, for re-distribution in accordance with the provisions of the Credit Agreement; (ii) on account of the Surety Bond Obligations to the Holder Representatives in respect of the Surety Bond Obligations, pursuant to directions of such Holder Representatives, for re-distribution in accordance with the provisions of the Surety Bond Documents; and (iii) on account of Public Debt Obligations (subject to subsection 3.5) to the relevant Public Debt Trustee, pursuant to directions of such Public Debt Trustee, for re-distribution in accordance with the provisions of the Public Debt Indenture.

          3.5   Application of Moneys Distributable to Public Debt Trustee and
          --------------------------------------------------------------------
Surety Parties.  If at any time any moneys collected or received by the Trustee
--------------
pursuant to this Trust Agreement are distributable pursuant to subsection 3.4 to a Public Debt Trustee or a Holder Representative in respect of Surety Bond Obligations, and if such Public Debt Trustee or Holder Representative, as the case may be, shall notify the Trustee in writing that no provision is made under the Public Debt Indenture or Surety Bond Documents, as the case may be, for the application by such Public Debt Trustee or Holder Representative of such moneys (whether because the Secured Obligations issued under such Public Debt Indenture or Surety Bond Documents have not become due and payable or otherwise) and that such Public Debt Indenture or Holder Representative does not effectively provide for the receipt and the holding by such Public Debt Trustee or Holder Representative of such moneys pending the application thereof, then the Trustee, after receipt of such notification, shall, at the direction of such Public Debt Trustee or Holder Representative, as the case may be, invest such amounts in Cash Equivalents maturing within 90 days after they are acquired by the Trustee or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for such Public Debt Trustee (in its capacity as trustee) or Holder Representative and for no other purpose until such time as such Public Debt Trustee or Holder Representative shall request in writing the delivery thereof by the Trustee for application pursuant to such Public Debt Indenture or Surety Bond Documents, as the case may be.

          3.6   Trustee's Calculations.  In making the determinations and
          ----------------------------
allocations required by subsection 3.4, the Trustee may conclusively rely upon information supplied by a Public Debt Trustee as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Public Debt Obligations in respect of the Public Debt Indenture under which such Public Debt Trustee is trustee, information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Credit Agreement Obligations and information supplied by a Holder Representative in respect of the relevant Surety Bond Obligations as to the unpaid amount of such Surety Bond Obligations, and the Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Obligor
             --------
from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Trustee pursuant to subsection 3.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Trustee shall have no duty to inquire as to the application by the Administrative Agent, the Holder Representatives in respect of the Surety Bond Obligations or a Public Debt Trustee of any amounts distributed to them.

          3.7   Pro Rata Sharing.  If, through the operation of any bankruptcy,
          ----------------------
reorganization, insolvency or other laws or otherwise, the Trustee's security interest hereunder and under the Trust Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Trustee shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein. To the extent that the Trustee distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

                                  SECTION 4.

                            AGREEMENTS WITH TRUSTEE

          4.1   Delivery of Secured Instruments.  On the Trust Effective Date,
          -------------------------------------
the Company delivered to the Trustee true and complete copies of the 1994 Indenture and the Credit Agreement as in effect on the Trust Effective Date. Prior to the Restatement Date, the Company delivered to the Trustee true and complete copies of (i) the Credit Agreement as in effect on certain dates subsequent to the Trust Effective Date and prior to the Restatement Date, (ii) the 1998 Supplemental Indenture, (iii) the 1999 Indenture and (iv) all amendments to the Public Debt Indentures entered into prior to the Restatement Date. On the Restatement Date, the

Company shall deliver to the Trustee copies of each Secured Instrument entered into after the Trust Effective Date and not previously delivered to the Trustee and a copy of each Trust Security Document then in effect. The Company shall deliver to the Trustee, promptly upon the execution thereof, a true and complete copy of all amendments, modifications or supplements to any Secured Instrument entered into after the Restatement Date.

          4.2   Information as to Secured Parties, Administrative Agent and
          -----------------------------------------------------------------
Public Debt Trustee.  The Company delivered to the Trustee, on the Trust
-------------------
Effective Date, and shall deliver to the Trustee on the Restatement Date and on each anniversary of the Restatement Date, and from time to time upon request of the Trustee, a list setting forth as of a date not more than 30 days prior to the date of such delivery, (i) the aggregate unpaid principal amount of Credit Agreement Obligations outstanding and the name and address of the Administrative Agent, (ii) the aggregate unpaid principal amount of Public Debt Obligations outstanding and the name and address of each Public Debt Trustee and (iii) the aggregate principal amount of Surety Bond Obligations outstanding and the name and address of each Surety Party. In addition, the Company will promptly notify the Trustee of each change in the identity of the Administrative Agent, any Surety Party or any Public Debt Trustee. On or prior to the Restatement Date, the Company will request each of the Administrative Agent, each Public Debt Trustee and each Surety Party to deliver to the Trustee the names of the officers of each thereof authorized to give directions hereunder on behalf of such parties. The Company will request that each of the Administrative Agent, each Public Debt Trustee and each Surety Party notify the Trustee of any changes of the officers of each thereof authorized to give directions hereunder on behalf of such parties prior to the date of any such changes. If the Trustee does not receive the names of the officers of the Administrative Agent, each Public Debt Trustee or each Surety Party authorized to give directions hereunder on behalf of such parties, the Trustee may rely on any person purporting to be authorized to give directions hereunder on behalf of such parties. If the Trustee is not informed of changes of the officers of the Administrative Agent, any Public Debt Trustee or any Surety Party authorized to give directions hereunder on behalf of such parties, the Trustee may rely on the information previously provided to the Trustee.

          4.3   Compensation and Expenses.  The Company agrees to pay to the
          -------------------------------
Trustee, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Trust Security Documents and for administering the Trust Estate and (ii) all of the fees, costs and expenses of the Trustee (including, without limitation, the reasonable fees and disbursements of its counsel, advisors and agents) (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Trust Agreement and each Trust Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Trust Security Document and the preservation, protection or defense of the Trustee's rights under this Trust Agreement and the Trust Security Documents and in and to the Collateral and the Trust Estate, (C) incurred by the Trustee in connection with the removal of the Trustee pursuant to subsection 5.7(a) or (D) incurred in connection with the execution of the directions provided by the Administrative Agent. Such fees, costs and expenses are intended to constitute expenses of administration under any bankruptcy law relating to creditors rights generally. The obligations of the Company under this subsection 4.3 shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustee hereunder.

          4.4   Stamp and Other Similar Taxes.  The Company agrees to indemnify
          -----------------------------------
and hold harmless the Trustee, the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations, each Public Debt Trustee and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Trust Agreement, any Trust Security Document, the Trust Estate or any Collateral. The obligations of the Company under this subsection
4.4 shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustee hereunder.

          4.5   Filing Fees, Excise Taxes, Etc.  The Company agrees to pay or to
          -------------------------------------
reimburse the Trustee for any and all payments made by the Trustee in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Trust Agreement and each Trust Security Document. The obligations of the Company under this subsection 4.5 shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustee hereunder.

          4.6   Indemnification.  The Company agrees to pay, indemnify, and hold
          ---------------------
the Trustee, the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations and each Public Debt Trustee (and their respective directors, officers, agents and employees) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Trust Agreement and the Trust Security Documents, unless arising from the gross negligence or willful misconduct of the indemnified party, including for taxes in any jurisdiction in which the Trustee is subject to tax by reason of actions hereunder or under the Trust Security Documents, unless such taxes are imposed on or measured by compensation paid to the Trustee under subsection 4.3. In any suit, proceeding or action brought by the Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Company will save, indemnify and keep the Trustee, the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations, each Public Debt Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Obligor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Obligor, and all such obligations of the Company shall be and remain enforceable against and only against the Company and shall not be enforceable against the Trustee, the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations, any Public Debt Trustee or any Secured Party. The agreements in this subsection 4.6 shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustee hereunder.

          4.7   Trustee's Lien.  Notwithstanding anything to the contrary in
          --------------------
this Trust Agreement, as security for the payment of Trustee Fees (i) the Trustee is hereby granted a first priority lien upon all Collateral and (ii) the Trustee shall have the right to use and apply any of the funds held by the Trustee in the Collateral Account to cover such Trustee Fees.

          4.8   Further Assurances.  At any time and from time to time, upon the
          ------------------------
written request of the Administrative Agent or the Trustee, and at the expense of the Company, each Obligor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Trust Security Documents, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction. In addition to the foregoing, at any time and from time to time, upon the written request of the Trustee (which shall be made only upon the written direction of the Administrative Agent), and at the expense of the Company, each Obligor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Trustee has been so directed is necessary or reasonably requested to obtain the full benefits of this Trust Agreement and the Trust Security Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted by the Trust Security Documents. Each Obligor also hereby authorizes the Trustee to sign and the Administrative Agent or the Trustee to file any such financing or continuation statements without the signature of such Obligor to the extent permitted by applicable law. Notwithstanding the foregoing, in no event shall the Trustee have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral.

                                  SECTION 5.

                                  THE TRUSTEE

          5.1   Acceptance of Trust.  The Trustee, for itself and its
          -------------------------
successors, hereby accepts the trusts created by this Trust Agreement upon the terms and conditions hereof.

          5.2   Exculpatory Provisions.  (a) The Trustee shall not be
          ----------------------------
responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Obligors. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Obligors thereto or as to the security afforded by this Trust Agreement or any Trust Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Trust Agreement, the Trust Security Documents or the Secured Obligations, and the Trustee shall incur no liability or responsibility in respect of any such matters.

          (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Obligors of any of the covenants or agreements contained herein or in any Trust Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Trustee advisable, for the Trustee to ascertain the amount of Secured Obligations then held by Secured Parties, the Trustee may rely on a certificate of the relevant Public Debt Trustee, in the case of Public Debt Obligations, a certificate of the Administrative Agent, in the case of Credit Agreement Obligations, or a certificate of the Holder Representative in respect of the relevant Surety Bond Obligations, in the case of such Surety Bond Obligations, and, if the relevant Public Debt Trustee, the relevant Holder Representative in respect of the Surety Bond Obligations or the Administrative Agent shall not give such information to the Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Trustee shall be calculated by the Trustee using, for those Persons who have not supplied such information, the list then most recently delivered by the Company pursuant to subsection 4.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Trustee, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it. Nothing in the preceding sentence shall prevent any Obligor from contesting any amounts claimed by any Secured Party in any certificate so supplied.

          (c) The Trustee shall be under no obligation or duty to take any action under this Trust Agreement or any Trust Security Document if taking such action (i) would subject the Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Trustee receive security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Trust Agreement or any Trust Security Document.

          (d) The Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Obligors as if it were not the Trustee.

          (e) The Trustee shall not be liable for any action taken or omitted to be taken in accordance with this Trust Agreement or the Trust Security Documents except for its own gross negligence or willful misconduct.

          5.3   Delegation of Duties.  The Trustee may execute any of the trusts
          --------------------------
or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

          5.4   Reliance by Trustee.  (a) Whenever in the administration of this
          -------------------------
Trust Agreement or the Trust Security Documents the Trustee shall deem it necessary or desirable that a factual matter be proved or established in connection with the Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of subsection 5.5.

          (b) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Trust Security Document in accordance therewith. The Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement and the Trust Security Documents from any court of competent jurisdiction.

          (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement.

          (d) The Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Trustee by this Trust Agreement and the Trust Security Documents, at the request or direction of the Required Secured Parties or Required Other Collateral Secured Parties, as the case may be, pursuant to this Trust Agreement or otherwise, unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee in compliance with such request or direction, including such reasonable advances as may be requested by the Trustee.

          (e) Upon any application or demand by any of the Obligors (except any such application or demand which is expressly permitted to be made orally) to the Trustee to take or permit any action under any of the provisions of this Trust Agreement or any Trust Security Document, the Company shall furnish to the Trustee a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Trust Agreement, in any relevant Trust Security Document or in the Credit Agreement relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Trust Agreement or a Trust Security Document relating to such particular application or demand, such additional document shall also be furnished.

          (f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer or representations made by a Responsible Officer in a writing filed with the Trustee.

          5.5   Limitations on Duties of Trustee.  (a) Unless a Notice of
          --------------------------------------
Acceleration is in effect, the Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Trust Agreement and the Trust Security Documents, and no implied covenants or obligations shall be read into this Trust Agreement or any Trust Security Document against the Trustee. If and so long as a Notice of Acceleration is in effect, the Trustee may, subject to the provisions of subsection 2.5(b), exercise the rights and powers vested in the Trustee by this Trust Agreement and the Trust Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with the direction of the Required Secured Parties or (with respect to actions in respect of the Other Collateral or the Other Collateral Sub-Account) the Required Other Collateral Secured Parties.

          (b) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof or of any Trust Security Document except upon the written request of the Required Secured Parties or (with respect to actions in respect of the Other Collateral or the Other Collateral Sub-Account) the Required Other Collateral Secured Parties. The Trustee shall make available for inspection and copying by the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations and each Public Debt Trustee each certificate or other paper furnished to the Trustee by any of the Obligors under or in respect of this Trust Agreement or any of the Collateral.

          (c) No provision of this Trust Agreement or of any Trust Security Document shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Trustee in such jurisdiction or impose a tax on the Trustee by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

          5.6   Moneys to be Held in Trust.  All moneys received by the Trustee
          --------------------------------
under or pursuant to any provision of this Trust Agreement or any Trust Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

          5.7   Resignation and Removal of the Trustee.  (a) The Trustee may at
          --------------------------------------------
any time, by giving written notice to the Company, the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations and each Public Debt Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Trustee, (ii) the acceptance of such appointment by such successor Trustee and (iii) the approval of such successor Trustee evidenced by one or more instruments signed by the Administrative Agent. If no successor Trustee shall be appointed and shall have accepted such appointment within 90 days after the Trustee gives the aforesaid notice of resignation, the Trustee, the Company, the Administrative Agent, any Public Debt Trustee, any Holder Representative in respect of the Surety Bond Obligations or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor Trustee shall have been appointed as provided in this subsection 5.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed by the Administrative Agent as provided in subsection 5.7(b). The Administrative Agent may, at any time upon giving 30 days' prior written notice thereof to the Trustee, each Public Debt Trustee and each Holder Representative in respect of the Surety Bond Obligations, remove the Trustee and appoint a successor Trustee, such removal to be effective upon the acceptance of such appointment by the successor. The Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

          (b) If at any time the Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor Trustee may be appointed by the Administrative Agent with the consent of the Company, which consent shall not be unreasonably withheld. The powers, duties, authority and title of the predecessor Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Trust Agreement and the Trust Security Agreements shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Company, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Trust Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Obligor be required by any successor Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Obligor. If such Obligor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Trustee to do so, or if a Notice of Acceleration is in effect, the predecessor Trustee may execute the same on behalf of such Obligor. Such Obligor hereby appoints any predecessor Trustee as its agent and attorney to act for it as provided in the next preceding sentence.

          5.8   Status of Successor Trustee.  Every successor Trustee appointed
          ---------------------------------
pursuant to subsection 5.7 shall be a bank or trust company in good standing and having power to act as Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

          5.9   Merger of the Trustee.  Any corporation into which the Trustee
          ---------------------------
may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be Trustee under this Trust Agreement and the Trust Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

          5.10  Co-Trustee; Separate Trustee.  (a) If at any time or times it
          -----------------------------------
shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Trustee of taxes by such jurisdiction not otherwise imposed on the Trustee, or the Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Administrative Agent, any Holder Representative in respect of the Surety Bond Obligations or any Public Debt Trustee shall in writing so request the Trustee and the Obligors, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any Trust Security Document, the Trustee and each of the Obligors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Trustee and the Obligors, either to act as co-trustee or co-trustees of all or any of the Collateral under this Trust Agreement or under any of the Trust Security Documents, jointly with the Trustee originally named herein or therein or any successor Trustee, or to act as separate trustee or trustees of any of the Collateral. If any of the Obligors shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Trustee to do so, or if a Notice of Acceleration is in effect, the Trustee may act under the foregoing provisions of this subsection 5.10(a) without the concurrence of such Obligors and execute and deliver such instruments and agreements on behalf of such Obligors. Each of the Obligors hereby appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this subsection 5.10(a) in either of such contingencies.

          (b) Every separate trustee and every co-trustee, other than any successor Trustee appointed pursuant to subsection 5.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Trustee or any agent appointed by the Trustee;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder and under the relevant Trust Security Document or Documents shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

          (iii) no power given hereby or by the relevant Trust Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Trustee, anything contained herein to the contrary notwithstanding;

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (v) the Company and the Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Trustee to do so, or if a Notice of Acceleration is in effect, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. If the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Company and the Trustee, or by the Trustee alone pursuant to this subsection 5.10(b).

          5.11  Treatment of Payee or Indorsee by Trustee; Representatives of
          ----------------------------------------------------------------------
Secured Parties.  (a) The Trustee may treat the registered holder or, if none,
---------------
the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

          (b) Any Person (other than the Administrative Agent and any Public Debt Trustee) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Trust Agreement or the Collateral shall present to the Trustee such documents, including, without limitation, Opinions of Counsel, as the Trustee may reasonably require, in order to demonstrate to the Trustee the authority of such Person to act as the representative of such Secured Parties (it being understood that (i) the holders of Credit Agreement Obligations are represented hereunder by the Administrative Agent, the holders of the Public Debt Obligations are represented hereunder by relevant Public Debt Trustee and the holders of the Surety Bond Obligations are represented by the related Holder Representatives and (ii) such holders shall have no other rights pursuant to this subsection 5.11(b)). The authority of the Administrative Agent, each Holder Representative in respect of the Surety Bond Obligations and each Public Debt Trustee shall be demonstrated by their inclusion as such in the lists from time to time delivered pursuant to subsection 4.2.

                                  SECTION 6.

                                 MISCELLANEOUS

          6.1   Notices.  Unless otherwise specified herein, all notices,
          -------------
requests, demands or other communications given to any of the Obligors, the Trustee, the Administrative Agent, any Holder Representative in respect of the Surety Bond Obligations or any Public Debt Trustee shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by facsimile transmission, addressed (i) if to any Obligor or the Trustee, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this subsection 6.1 to the party sending such communication or (ii) if to the Administrative Agent, any each Holder Representative in respect of the Surety Bond Obligations or any Public Debt Trustee, to it at its address specified from time to time in the list provided by the Company to the Trustee pursuant to subsection 4.2; provided that any notice, request or demand to the Trustee shall
                --------
not be effective until received by the Trustee in writing or by facsimile transmission in the corporate trust division at the office designated by it pursuant to this subsection 6.1.

          6.2   No Waivers.  No failure on the part of the Trustee, any co-
          ----------------
trustee, any separate trustee, the Administrative Agent, any Holder Representative in respect of the Surety Bond Obligations, any Public Debt Trustee or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Trust Agreement or any Trust Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          6.3   Amendments, Supplements and Waivers. (a) With the written
          -----------------------------------------
consent of the Administrative Agent, the Trustee and the Obligors may, from time to time, enter into written agreements supplemental hereto or to any Trust Security Document for the purpose of adding to, or waiving any provisions of, this Trust Agreement or any Trust Security Document or changing in any manner the rights of the Trustee, the Secured Parties or the Obligors hereunder or thereunder; provided that no such supplemental agreement shall (i) amend, modify
            --------
or waive any provision of this subsection 6.3 without the written consent of the Administrative Agent and each Public Debt Trustee, (ii) except as provided in the next succeeding sentence, reduce the percentages or change the numbers specified in the definition of Required Secured Parties or Required Other Collateral Secured Parties or amend, modify or waive any provision of subsection
3.4 or the definition of Secured Obligations without the written consent of each Secured Party whose rights would be adversely affected thereby or (iii) amend, modify or waive any provision of Section 4 or 5 or alter the duties, rights or obligations of the Trustee hereunder or under the Trust Security Documents without the written consent of the Trustee. In addition, if the Administrative Agent shall advise the Trustee in writing that the Required Lenders (as defined in the Credit Agreement) have agreed with the Company that additional indebtedness of the Company shall be secured equally and ratably by all or any portion of the Collateral, the Trustee shall enter into such supplemental agreements satisfactory to the Trustee with the Obligors as shall be reasonably requested by the Administrative Agent to effect such agreement (which supplemental agreement may be in the form of an amendment and restatement of this Trust Agreement). Any such supplemental agreement shall be binding upon the Obligors, the Administrative Agent, each Public Debt Trustee, the Secured Parties and the Trustee and their respective successors.

          (b) Without the consent of the Administrative Agent, any Public Debt Trustee or any Secured Party, the Trustee and any of the Obligors, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Trust Security Document, in form satisfactory to the Trustee, (i) to add to the covenants of such Obligor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Obligor; (ii) to mortgage or pledge to the Trustee, or grant a security interest in favor of the Trustee in, any property or assets as additional security for the Secured Obligations; or (iii) to cure any ambiguity, to correct or supplement any provision herein or in any Trust Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action
                                        --------
contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties.

          6.4   Headings.  The table of contents and the headings of Sections
          --------------
and subsections have been included herein and in the Trust Security Documents for convenience only and should not be considered in interpreting this Trust Agreement or the Trust Security Documents.

          6.5   Severability.  Any provision of this Trust Agreement which is
          ------------------
prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          6.6   Successors and Assigns.  This Trust Agreement shall be binding
          ----------------------------
upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Trust Agreement or any Collateral.

          6.7   Currency Conversions.  In calculating the amount of Secured
          --------------------------
Obligations or Collateral proceeds for any purpose hereunder, including, without limitation, voting or distribution purposes, the amount of any Secured Obligation which is denominated in a currency other than Dollars shall be converted by the Administrative Agent into Dollars at the spot rate for purchasing Dollars with such currency as set forth in The Wall Street Journal on
                                                      -----------------------
the business day prior to the date on which such calculation is to be made.

          6.8   Governing Law.  This Trust Agreement shall be governed by, and
          -------------------
construed and interpreted in accordance with, the laws of the State of New York.

          6.9   Counterparts.  This Trust Agreement may be signed in any number
          ------------------
of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          6.10  Termination.  (a) Upon (i) receipt by the Trustee from the
          -----------------
Administrative Agent of (A) a written direction to cause the liens created by subsection 4.7 and by the Trust Security Documents to be released and discharged or (B) a written notice stating that the Credit Agreement has terminated in accordance with the terms thereof, and (ii) payment in full of all Trustee Fees, the security interests created by subsection 4.7 and by the Trust Security Documents shall terminate forthwith and all right, title and interest of the Trustee in and to the Collateral shall revert to the Obligors, their successors and assigns.

          (b) Upon the termination of the Trustee's security interest and the release of the Collateral in accordance with subsection 6.10(a), the Trustee will promptly, at the Company's written request and expense, (i) execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Obligors all property of the Obligors then held by the Trustee or any agent thereof.

          (c) Upon receipt by the Trustee from the Company of a certificate of the Company that all the Capital Stock of an Obligor has been sold to a third party (which certificate shall be accompanied by a written statement from the Administrative Agent that such sale is or will be in accordance with the Credit Agreement), (i) such Obligor and each Subsidiary of such Obligor which is included in such sale (such Obligor and each such Subsidiary being referred to herein as "Included Obligors") shall cease to be an Obligor hereunder or a party
           -----------------
to any Trust Security Document and shall be released from its obligations pursuant hereto and thereto, (ii) the security interests created by the Trust Security Documents entered into by such Included Obligors in all right, title and interest of such Included Obligors in the Collateral, and the security interests created by the Trust Security Documents in the Capital Stock of such Obligor, shall terminate, in each case only with respect to such Included Obligors and such Capital Stock, (iii) all right, title and interest of the Trustees in and to the Collateral subject to such security interests shall revert to such Included Obligors, their successors and assigns and (iv) any obligations of such Included Obligors shall, unless otherwise expressly notified by the Company to the Trustee and the Administrative Agent in writing, cease to be Secured Obligations. Upon any such termination, the Trustee will promptly, at the Company's written request and at the Company's expense, (x) execute and deliver to such Included Obligors (and the Obligor that pledged such Capital Stock under the Trust Security Documents) such documents as the Company shall reasonably request to evidence the termination of such security interest or the release of such Collateral, (y) deliver or cause to be delivered to such Included Obligors all property of such Included Obligors then held by the Trustees or any agent thereof and (z) deliver such Capital Stock to the Obligor that pledged such Capital Stock under the Trust Security Documents.

          (d) This Trust Agreement shall terminate when the security interest granted under the Trust Security Documents has terminated and the Collateral has been released; provided that the provisions of subsections 4.3, 4.4, 4.5 and 4.6
               --------
shall not be affected by any such termination.

          (e) The Trustee will, at any time, upon the written instruction of the Administrative Agent, at the sole expense of the relevant Obligor, execute and deliver to the relevant Obligor all releases or other documents reasonably necessary or desirable for any release contemplated above in this Section 6.10 of the Liens created by the Trust Security Documents on the Collateral specified by the Administrative Agent in such instruction.

          6.11  New Obligors.  During the term of this Trust Agreement, one or
          ------------------
more additional Subsidiaries may become a party to this Trust Agreement by executing an assumption agreement, substantially in the form of Exhibit B, whereupon such Subsidiary shall become an Obligor for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Trust Agreement.

          6.12  Inspection by Regulatory Agencies.  The Trustee shall make
          ---------------------------------------
available, and shall cause each custodian and agent acting on its behalf in connection with this Trust Agreement to make available, all Collateral in such Person's possession at all times for inspection by any regulatory agency having jurisdiction over an Obligor to the extent required by such regulatory agency in its discretion.

          6.13   Confidentiality.  The Trustee agrees to keep confidential any
          ----------------------
written information (a) provided to it by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with the Trust Agreement or any Trust Security Document or (b) obtained by the Trustee based on a review of the books and records of the Company or any of its Subsidiaries; provided that nothing herein shall prevent the Trustee from disclosing any such information
(i) to the Administrative Agent or any other Lender, (ii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Trustee or as shall be required pursuant to any Requirement of Law,
(iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (v) in connection with any litigation to which the Trustee is a party, (vii) which has been publicly disclosed other than in breach of the Trust Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder.

          6.14   Submission to Jurisdiction; Waivers.  Each Obligor hereby
          ------------------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Trust Agreement and the other Trust Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Obligor at its address set forth in subsection 6.1 or at such other address of which the Trustee shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          6.15   WAIVERS OF JURY TRIAL.  THE TRUSTEE AND EACH OF THE OBLIGORS
          ----------------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TRUST

AGREEMENT OR ANY OTHER TRUST SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                                                                         ANNEX I

                           Trust Security Documents
                           ------------------------

1. Deed of Charge, dated 12 March 1998, made between F-M UK Holdings Inc. and First Union National Bank as chargee.

2. Deed of Charge, dated 6 January 1999, made between F-M UK Holdings Inc. and First Union National Bank as chargee.

3. Deed of Charge, dated 3 November 1999, made between F-M UK Holdings Inc. and First Union National Bank as chargee.

4. Deed of Charge made between F-M UK Holdings Inc. and First Union National Bank as chargee, to be executed and delivered in connection with the Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000.

5. Deed of Charge, dated 22 July 1998, made between F-M UK Holding Limited and First Union National Bank as chargee.

6. Deed of Charge, dated 6 January 1999, made between F-M UK Holding Limited and First Union National Bank as chargee.

7. Deed of Charge, dated 3 November 1999, made between F-M UK Holding Limited and First Union National Bank as chargee.

8. Deed of Charge made between F-M UK Holding Limited and First Union National Bank as chargee, to be executed and delivered in connection with the Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000.

9. Second Amended and Restated Domestic Pledge Agreement, dated as of December 29, 2000, made among the Grantors named therein and the First Union National Bank as Trustee.

                                                                       EXHIBIT A

                        FORM OF NOTICE OF ACCELERATION

                                                     [Date]

To:  First Union National Bank, as Trustee

Re: Amended and Restated Trust Agreement, dated as of December 29, 2000, among Federal-Mogul Corporation (the "Company"), the subsidiaries of the Company
                                     -------
     parties thereto (together with the Company, the "Obligors") and First Union
                                                      --------
     National Bank, as Trustee (the "Trust Agreement").
                                     ---------------

     [The [Credit Agreement Obligations] [Public Debt Obligations] have not been paid in full at the stated final maturity and any applicable grace period has expired.] [A default has occurred under the provisions of the [Credit Agreement] [Public Debt Indenture] [Surety Bond Documents] and, as a result thereof, the [Credit Agreement Obligations] [Public Debt Obligations] [Surety Bond Obligations] have become due and payable prior to the stated maturity thereof.]

     Terms defined in the Trust Agreement and used herein shall have the meanings given to them in the Trust Agreement.

                                         [THE CHASE MANHATTAN BANK,
                                          as Administrative Agent]
                                         [U.S. BANK TRUST NATIONAL ASSOCIATION
                                          as Public Debt Trustee]
                                         [THE BANK OF NEW YORK, as
                                          Public Debt Trustee]
                                         [NAME OF SURETY PARTY], as
                                          Surety Party


                                         By:_______________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT B

                         FORM OF ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT, dated as of ________ __, 200__, made by _________________, a _________________ corporation (the "New Obligor") in favor
                                                         -----------
of First Union National Bank, a national banking association, as Trustee under
the Trust Agreement referred to below (in such capacity, the "Trustee").   All
                                                              -------
capitalized terms not defined herein shall have the meanings ascribed to them in the Trust Agreement.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Federal-Mogul Corporation, a Michigan corporation (the

"Company"), certain subsidiaries of the Company (together with the Company, the
--------
"Obligors") and the Trustee have entered into the Amended and Restated Trust
 --------
Agreement, dated as of December 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"); and
                                 ---------------

          WHEREAS, the New Obligor desires to become a party to the Trust Agreement in accordance with subsection 6.11 of the Trust Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. Trust Agreement. By executing and delivering this Assumption Agreement, the New Obligor hereby becomes a party to the Trust Agreement as an "Obligor" thereunder and, without limiting the foregoing, hereby expressly assumes all obligations and liabilities of an "Obligor" thereunder.

          2.  GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                          [NEW OBLIGOR]


                                          By:  _______________________________
                                             Name:
                                             Title:

                                          Address for Notices:

                                          Fax:

          IN WITNESS WHEREOF, the parties hereto have caused this Trust be duly executed by their respective authorized officers as of the day and year above.


                             FEDERAL-MOGUL CORPORATION
                             FEDERAL-MOGUL IGNITION COMPANY
                             CARTER AUTOMOTIVE COMPANY, INC.
                             FEDERAL-MOGUL U.K. HOLDINGS INC.
                             FEDERAL-MOGUL AVIATION, INC.
                             FEDERAL-MOGUL PRODUCTS, INC.
                             FERODO AMERICA, INC.
                             FEDERAL-MOGUL SINTERED PRODUCTS, INC.
                             FEDERAL-MOGUL SINTERED PRODUCTS-WAUPUN, INC.
                             FEDERAL-MOGUL CAMSHAFTS, INC.
                             FEDERAL-MOGUL SYSTEMS PROTECTION GROUP, INC.
                             FEDERAL-MOGUL POWERTRAIN, INC.
                             FEDERAL-MOGUL RPB, INC.
                             FEDERAL-MOGUL LAGRANGE, INC.
                             FEDERAL-MOGUL CAROLINA, INC.
                             FEDERAL-MOGUL SOUTH BEND, INC.
                             FEDERAL-MOGUL SEALING SYSTEMS, INC.
                             T&N INDUSTRIES INC.
                             WEYBURN ACQUISITION CORPORATION
                             AE GOETZE FB INC.


                             By: /s/ Scott Argersinger
                                ------------------------
                             Name:  Scott Argersinger
                             Title: Authorized Representative


                             Address for Notices:
                             Federal-Mogul Corporation
                             26555 Northwestern Highway
                             Southfield, MI 48034
                             Attention: David Sherbin
                             Fax: 248-354-8103

                             F-M UK HOLDING LIMITED

                             By: /s/ David Bozynski
                               ---------------------
                             Name:  David Bozynski
                             Title: Director

                             By: /s/ James Zamoyski
                               ---------------------
                             Name:  James Zamoyski
                             Title: Director

                             Address for Notices:
                             Federal-Mogul Corporation
                             26555 Northwestern Highway
                             Southfield, MI 48034
                             Attention: David Sherbin
                             Fax: 248-354-8103

                             FIRST UNION NATIONAL BANK,
                              as Trustee

                             By:      Paul F. Anatrella
                                -------------------------
                                Name: PAUL F. ANATRELLA
                                Title: VICE PRESIDENT

                             Address for Notices:
                             First Union National Bank
                             Corporate Trust Department
                             230 South Tryon Street, 9th Floor
                             Charlotte, NC 28288-1179
                             Attention: Paul F. Anatrella
                             Fax: 704-383-7316